UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02328

Boulder Growth & Income Fund, Inc.
(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302
(Address of principal executive offices) (Zip code)

Stephen C. Miller, Esq.
2344 Spruce Street, Suite A
Boulder, CO 80302
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: November 30

Date of reporting period: December 1, 2015 – February 29, 2016

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

CONSOLIDATED PORTFOLIO OF INVESTMENTS	BOULDER GROWTH & INCOME FUND, INC.
February 29, 2016 (Unaudited)

Description	Shares	Value (Note 2)

LONG TERM INVESTMENTS 102.97%
DOMESTIC COMMON STOCK 93.26%
Banks 7.33%
Community Bank(1)(2)	60,000	$8,426,400
MidCountry Financial Corp.*(1)(2)	310,300	3,009,910
National Bancshares, Inc., Escrow*(1)(2)	48,450	15,848
Perpetual Federal Savings Bank(3)	125,552	2,399,299
Redwood Financial, Inc.(3)	31,275	1,094,625
Wells Fargo & Co.(4)	1,233,600	57,880,512
		72,826,594
Construction Machinery 3.40%
Caterpillar, Inc.(4)(5)	498,700	33,761,990

Consumer Durables 1.65%
Mattel, Inc.	505,000	16,422,600

Diversified 29.88%
Berkshire Hathaway, Inc., Class A*(4)	1,144	231,722,920
Berkshire Hathaway, Inc., Class B*(4)	485,000	65,072,450
		296,795,370
Diversified Financial Services 7.25%
American Express Co.(4)	210,000	11,671,800
JPMorgan Chase & Co.(4)(5)	1,028,000	57,876,400
South Street Securities Holdings, Inc.*(1)(2)	25,000	2,535,250
		72,083,450
Environmental Control 0.41%
Republic Services, Inc.(4)	90,000	4,113,000

Healthcare Products & Services 2.65%
Johnson & Johnson(4)	250,000	26,302,500

Insurance 0.01%
Forethought Financial Group, Inc., Escrow - Class A*(1)(2)	19,678	128,930

Manufacturing 0.60%
3M Co.(4)	38,000	5,961,060

Mining 0.71%
Freeport-McMoRan, Inc.(4)(5)	929,000	7,088,270

Oil & Gas 5.33%
Chevron Corp.(4)	635,100	52,992,744

Pharmaceuticals 3.60%
Pfizer, Inc.(4)	1,207,100	35,814,657

Real Estate Investment Trusts (REITs) 2.96%
Care Capital Properties, Inc.(4)	51,800	1,373,218
LTC Properties, Inc.(4)	112,000	4,977,280
Ventas, Inc.(4)	414,000	23,047,380
		29,397,878
Registered Investment Companies (RICs) 3.50%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	34,797,574

Description	Shares	Value (Note 2)

Retail 12.14%
Wal-Mart Stores, Inc.(4)	818,100	$54,272,754
Yum! Brands, Inc.(4)(5)	915,000	66,310,050
		120,582,804
Software & Services 4.62%
International Business Machines Corp.(4)	145,200	19,025,556
Oracle Corp.(4)	731,200	26,893,536
		45,919,092
Technology, Hardware & Equipment 6.11%
Cisco Systems, Inc.(4)(5)	1,822,200	47,705,196
Harris Corp.(4)	166,300	12,974,726
		60,679,922
Tobacco Products 1.11%
Altria Group, Inc.(4)	132,000	8,127,240
Philip Morris International, Inc.(4)	31,500	2,867,445
		10,994,685
TOTAL DOMESTIC COMMON STOCK
(Cost $578,057,167)		926,663,120

FOREIGN COMMON STOCK 8.03%
Beverages 2.36%
Heineken Holding NV	180,000	13,092,063
Heineken NV	126,780	10,227,975
		23,320,038
Diversified 1.40%
CK Hutchison Holdings, Ltd.	1,155,500	13,957,126

National Stock Exchange 0.14%
NSE India, Ltd.(1)(2)	17,776	1,393,779

Pharmaceuticals 2.24%
Sanofi	53,000	4,219,848
Sanofi, ADR	455,300	18,007,115
		22,226,963
Real Estate 0.97%
Cheung Kong Property Holdings, Ltd.	1,155,500	5,912,652
Midland Holdings, Ltd.*	10,956,000	3,774,992
		9,687,644
Real Estate Investment Trusts (REITs) 0.92%
Kiwi Property Group, Ltd.	10,198,025	9,172,091

TOTAL FOREIGN COMMON STOCK
(Cost $60,220,388)		79,757,641

LIMITED PARTNERSHIPS 1.12%
Enterprise Products Partners L.P.	476,800	11,142,816

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		11,142,816

HEDGE FUND 0.54%
Ithan Creek Partners L.P.*(1)(2)		5,401,578

TOTAL HEDGE FUND
(Cost $2,453,684)		5,401,578

Description	Shares	Value (Note 2)

DOMESTIC WARRANTS 0.02%
Flagstar Bancorp, Inc.,
(expiring 01/30/2019, Strike Price $10.00)*(2)	26,230	$227,770

TOTAL DOMESTIC WARRANTS
(Cost $0)		227,770

TOTAL LONG TERM INVESTMENTS
(Cost $651,545,817)		1,023,192,925

SHORT TERM INVESTMENTS 1.16%
Money Market Funds 1.16%
Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class,
7-Day Yield - 0.169%	1,189,346	1,189,346
JPMorgan Prime Money Market Fund, Capital Shares,
7-Day Yield - 0.401%	10,300,410	10,300,410
		11,489,756
TOTAL MONEY MARKET FUNDS
(Cost $11,489,756)		11,489,756

TOTAL SHORT TERM INVESTMENTS
(Cost $11,489,756)		11,489,756

TOTAL INVESTMENTS 104.13%
(Cost $663,035,573)		1,034,682,681

LEVERAGE FACILITY (5.03%)		(50,000,000)

OTHER ASSETS AND LIABILITIES 0.90%		8,926,381

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.00%		$993,609,062

*	Non-income producing security.

(1)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 4 and 5).
(2)	Fair valued security under procedures established by the Fund's Board of Directors. Total value of fair valued securities as of February 29, 2016 was $21,139,465 or 2.13% of Total Net Assets Available to Common Stockholders.
(3)	Affiliated Company. (See Note 6).
(4)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of February 29, 2016. (See Note 7).
(5)	Loaned security; a portion or all of the security is on loan as of February 29, 2016. (See Note 7).

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:
ADR - American Depositary Receipt.
L.P. - Limited Partnership.
Ltd. - Limited.
NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	96.10%
Hong Kong	2.37%
Netherlands	2.36%
France	2.24%
New Zealand	0.92%
India	0.14%
Leverage Facility	(5.03)%
Other Assets and Liabilities	0.90%

Boulder Growth & Income Fund, Inc.
Notes to Quarterly Consolidated Portfolio of Investments
 February 29, 2016 (Unaudited)

Note 1. Fund Organization

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

On March 20, 2015 (“the “Reorganization Date”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI” and, together with BTF and DNY, the “Acquired Funds”) reorganized into the Fund (the “Reorganization”), pursuant to a certain Agreement and Plan of Reorganization.

Note 2. Valuation and Investment Practices

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and US Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at “fair value”.

The Fund’s Board of Directors (the “Board”) has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Consolidated Portfolio of Investments includes investments valued at $21,139,465 (2.13% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the responsible Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments

Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of February 29, 2016 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices		Level 2 - Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total
Domestic Common Stock
Banks	$61,374,436		$–		$11,452,158		$72,826,594
Diversified Financial Services	69,548,200		–		2,535,250		72,083,450
Insurance	–		–		128,930		128,930
Other	781,624,146		–		–		781,624,146
Foreign Common Stock
National Stock Exchange	–		–		1,393,779		1,393,779
Other	78,363,862		–		–		78,363,862
Limited Partnerships	11,142,816		–		–		11,142,816
Hedge Fund**	N/	A	N/	A	N/	A	5,401,578
Domestic Warrants	–		227,770		–		227,770
Short Term Investments	11,489,756		–		–		11,489,756
TOTAL	$1,013,543,216		$227,770		$15,510,117		$1,034,682,681

*	For detailed descriptions, see the accompanying Portfolio of Investments.

**
In accordance with ASU 2015-07 and Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total Column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

During the three months ended February 29, 2016, a financial asset was transferred from Level 2 to Level 1 since certain equity prices used a last sales price from a data provider at the end of the period and a bid price from a data provider at the beginning of the period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth and Income	Domestic Common Stock	Foreign Common Stock	Total
Balance as of November 30, 2015	$15,984,351	$1,456,741	$17,441,092
Accrued discount/ premium	-	-	-
Return of Capital	-	-	-
Realized Gain/(Loss)	-	-	-
Change in Unrealized Appreciation/(Depreciation)	(1,868,013)	(62,962)	(1,930,975)
Purchases	-	-	-
Sales Proceeds	-	-	-
Transfer into Level 3*	-	-	-
Transfer out of Level 3	-	-	-
Balance as of February 29, 2016	$14,116,338	$1,393,779	$15,510,117
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at February 29, 2016	$(1,868,013)	$(62,962)	$(1,930,975)

*
In accordance with ASU 2015-07 and Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. ASU 2015-07 requires retrospective application for all periods presented and, as a result, the market value as of February 29, 2016 does not include any investments which are measured at fair value using the practical expedient as of February 29, 2016.

The table below provides additional information about the Level 3 Fair Value Measurements as of February 29, 2016 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements
Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
	Banks	$ 11,436,310	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Tangible Book Value Multiple	1.218x – 1.588x
		$ 15,848	Future Cash Distribution less a 20% discount	Discount for Lack of Marketability	20%
				Future Cash Distribution	$0.02
	Diversified Financial Services	$ 2,535,250	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Tangible Book Value Multiple	1.459x
	Insurance	$ 128,930	Future Cash Distribution less a 20% discount	Discount for Lack of Marketability	20%
				Future Cash Distribution	$8.19
Foreign Common Stocks:
	National Stock Exchange	$ 1,393,779	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Earnings Multiple	25.719x
Grand Total		$ 15,510,117

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Price to Earnings Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of February 29, 2016, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. due to the Reorganization. After the Reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation since the time each of the funds in the Fund Group purchased the security..

Changes in Investment Policies: On November 14, 2014, stockholders of the Fund approved a proposal to eliminate the Fund’s fundamental investment policy that limited the Fund’s ability to invest more than 4% of its total assets in any single issuer, which became effective immediately.

Note 3. Unrealized Appreciation/(Depreciation)

On February 29, 2016, based on cost of $662,833,212 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $437,599,040 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $65,749,571 resulting in net unrealized appreciation of $371,849,469.

Note 4. Restricted Securities

As of February 29, 2016, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of February 29, 2016 are as follows:

Issuer Description	Acquisition Date	Cost	Value February 29, 2016	Value as Percentage of Net Assets Available to Common Stock February 29, 2016
Community Bank	2/12/08	$912,100	$8,426,400	0.85%
Forethought Financial Group, Inc., Escrow - Class A	11/13/09-9/30/10	0	128,930	0.01%
Ithan Creek Partners L.P.	6/2/08	2,453,684	5,401,578	0.54%
MidCountry Financial Corp.	10/22/04	4,654,500	3,009,910	0.30%
National Bancshares, Inc., Escrow	6/6/06	113,857	15,848	0.00%*
NSE India, Ltd.	4/30/10	1,517,269	1,393,779	0.14%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	2,535,250	0.26%
		$12,151,410	$20,911,695	2.10%

*	Less than 0.005% of Total Net Assets Available to Common Stockholders.

Note 5. Investment in a Hedge Fund

As of February 29, 2016, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

Note 6. Transactions with Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Perpetual Federal Savings Bank	Redwood Financial, Inc.	Total
Beginning Share Balance as of
November 30, 2015	138,159	40,650	178,809
Purchases	-	-	-
Sales	12,607	9,375	21,982
Ending Share balance as of
February 29, 2016	125,552	31,275	156,827
Dividend Income	$27,632	13,528	$41,160
Realized Gains (Losses)	$200,954	253,819	$454,773
Value as of February 29, 2016	$2,399,299	$1,094,625	$3,493,924

Note 7. Line of Credit and Securities Lending

On March 19, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. On March 20, 2015, pursuant to the Reorganization, BIF amended the Credit Agreement with BNP Paribas to borrow up to a limit of $172,000,000. The Credit Agreement was amended again on August 1, 2015, reducing the maximum borrowing amount to $55,000,000. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Credit Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing was charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed, until the August 1, 2015 amendment when it was changed to one month LIBOR plus 0.85%. Under the terms of the August 1, 2015 amendment to the Credit Agreement, the Fund must pay a commitment fee of 0.60% on the excess unused financing which exceeds 90% of the maximum borrowing amount.

For the period of December 1, 2015 to February 29, 2016, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed were $50,000,000 and 1.25%, respectively. Due to the short term nature of the Credit Agreement, face value approximates fair value at February 29, 2016. This fair value is based on Level 2 inputs under the three tier fair valuation hierarchy (see Note 2). As of February 29, 2016, the amount of such outstanding borrowings was $50,000,000. The interest rate applicable to the borrowings on February 29, 2016 was 1.29%. As of February 29, 2016, the amount of Pledged Collateral was $358,329,493.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of February 29, 2016, the value of securities on loan was $44,545,400. As the Fund has the ability to offset the fair value of any Lent Securities not returned from BNP against an equal amount of Current Borrowings outstanding, the Fund had no net exposure from the Lending Agreement as of February 29, 2016.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended February 29, 2016.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Boulder Growth & Income Fund, Inc.

By:
Stephen C. Miller, President
(Principal Executive Officer)

Date:	April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:
Stephen C. Miller, President
(Principal Executive Officer)

Date:	April 29, 2016

By:
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	April 29, 2016